                                                                   EXHIBIT 4.6

                                 State of Delaware

                         Office of the Secretary of State
                         ---------------------------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "PROVEST, L.P." FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF NOVEMBER, A.D. 1993, AT 4:30 O'CLOCK P.M.

                              * * * * * * * * * * * *


                                              William T. Quillen
                                   --------------------------------------
                                   William T. Quillen, Secretary of State


                                   AUTHENTICATION: 4162813

                                             DATE: 11/24/1993

                         CERTIFICATE OF LIMITED PARTNERSHIP
                                         OF
                                    PROVEST, L.P.

                 Pursuant to Section 17-201 of the Delaware Revised
                          Uniform Limited Partnership Act

     This Certificate of Limited Parnership of ProVest, L.P. (the
"Partnership") is being executed and filed by the undersigned general partner (the "General Partner") to form a limited partnership under the Delaware Revised Uniform Limited partnership Act (6 Del C. Section 17-101 et. seq.)

                                     Article One

     The name of the limited partnership formed hereby is ProVest, L.P.


                                      Article Two

     The address of the registered office of the Partnership in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the name and address of the registered agent for the service of process on the Partnership in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

                                     Article Three

     The name and business address of the General Partner of the Partnership is:

     Name                                Business Address
     -----                               -------------------
     RTF, L.P.                       c/o Realty Trust Funding Corporation I
                                         150 N. Wacker Drive
                                         Suite 150
                                         Chicago, Illinois 60606

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     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of November, 1993.

                                        GENERAL PARTNER

                                        RTF, L.P.

                                        By: Realty Trust Funding Corporation I
                                            ----------------------------------
                                            (Sole General Partner)

                                                      Jay H. Shidler
                                            By:------------------------------
                                               Name: Jay H. Shidler
                                               Title: President

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                          State of Delaware

                   Office of the Secretary of State
                --------------------------------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PROVEST, L.P." CHANGING ITS NAME FROM "PROVEST, L.P." TO "FIRST INDUSTRIAL, L.P.", FILED IN THIS OFFICE ON THE FOURTH DAY OF MAY, A.D. 1994 AT 10 O'CLOCK A.M.

                                              William T. Quillen
                                    --------------------------------------
                                    William T. Quillen, Secretary of State

                                     AUTHENTICATION: 7108996

                                               DATE: 05-04-94

                                  AMENDMENT

                                      OF

                      CERTIFICATE OF LIMITED PARTNERSHIP

                                      OF

                                 PROVEST, L.P.

              Pursuant to Section 17-202 of the Delaware Revised
                       Uniform Limited Partnership Act


    This Amendment to the Certificate of Limited Partnership of PROVEST, L.P. (the "Partnership") is being executed and filed by the undersigned general partner (the "General Partner") pursuant to Section 17-202 of the Delaware Revised Uniform Limited Partnership Act (6 Del. C. Section 17-101 et seq.).

     1.  The name of the Partnership is ProVest, L.P.

     2.  Article One of the Partnership's original Certificate of
Limited Partnership is hereby amended by deleting such Article and inserting the following in lieu thereof:

                                  "Article One

    The name of the limited partnership shall be FIRST INDUSTRIAL, L.P."

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of April, 1994.

                                           GENERAL PARTNER

                                           RTF, L.P., a Delaware limited
                                             partnership

                                           By:  Realty Trust Funding
                                                  Corporation I, a Delaware
                                                  corporation
                                                (Sole General Partner)



                                           By:          Henry D. Bullock
                                              --------------------------------
                                              Name:  Henry D. Bullock
                                              Title:  Secretary and
                                                      Treasurer